Exhibit 99.4

SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
WESTMORELAND MINING LLC

This Second Amended and Restated Limited Liability Company Agreement (together with the schedules attached hereto, this “Agreement”) of Westmoreland Mining LLC (the “Company”), is entered into by Westmoreland Coal Company, a Delaware corporation, as the sole equity member (the “Member”), and Kenneth J. Uva, as the Independent Manager (as defined on Schedule A hereto). Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.

The Member, by execution of this Agreement, (i) hereby continues the Company as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time (the “Act”), and this Agreement, (ii) hereby amends and restates in its entirety the Amended and Restated Limited Liability Company Agreement of the Company, dated as of April 27, 2001 (as previously amended, the “2001 LLC Agreement”), and (iii) the Member and Kenneth J. Uva, as the Independent Manager, hereby agree as follows:

Section 1.     Name.

The name of the limited liability company heretofore formed and continued hereby is Westmoreland Mining LLC.

Section 2.     Principal Business Office.

The principal business office of the Company shall be located at 2 North Cascade Avenue, 2nd Floor, Colorado Springs, Colorado 80903, or such other location as may hereafter be determined by the Member.

Section 3.     Registered Office.

The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Section 4.     Registered Agent.

The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Section 5.     Members.

(a)    The mailing address of the Member is set forth on Schedule B attached hereto. The Member was admitted to the Company as a member of the Company upon its execution of the initial Limited Liability Company Agreement of the Company dated as of December 4, 2000 and continues to be the sole equity Member upon execution of this Agreement or a counterpart signature page hereto.

(b)    Subject to Section 9(j), the Member may act by written consent.

(c)    Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), each person acting as an Independent Manager pursuant to Section 10 shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Manager pursuant to Section 10; provided, however, the Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute equity Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Manager pursuant to Section 10 shall execute a counterpart to this Agreement. Prior to his or her admission to the Company as Special Member, each person acting as an Independent Manager pursuant to Section 10 shall not be a member of the Company.

Section 6.     Certificates.

Paul W. Durham, as an “authorized person” within the meaning of the Act, has executed, delivered and filed the Certificate of Formation with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an “authorized person” ceased, and each of the Managers and the Member thereupon became a designated “authorized person” and shall continue as a designated “authorized person” within the meaning of the Act. The Member or an Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company’s business requires it to be so qualified.

The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

Section 7.     Purposes. The purpose to be conducted or promoted by the Company is to engage in the following activities:

(a)

(i)
to acquire, own, hold, vote, sell or otherwise deal with the capital stock or equity interests of one or more corporations, limited liability companies or partnerships that are engaged in the business of mining and selling coal (and any other activities related or incidental to, and necessary, convenient or advisable for, such business); and

(ii)
to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes (including the borrowing of money and the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements).

(b)    The Company, by or through the Member, or any Manager or Officer on behalf of the Company, may enter into and perform the Basic Documents and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, and may authorize its Subsidiaries to enter into and perform the Basic Documents and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement. The foregoing authorization shall not be deemed a restriction on the powers of the Member or any Manager or Officer to enter into other agreements on behalf of the Company.

Section 8.     Powers.

Subject to Section 9(j), the Company, and the Board of Managers and the Officers of the Company on behalf of the Company, (i) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 7 and (ii) shall have and may exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

Section 9.     Management.

(a)    Board of Managers. Subject to Section 9(j), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Managers designated by the Member. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Managers, and subject in all cases to Section 10. The current number of Managers is five, one of whom is an Independent Manager pursuant to Section 10. Each Manager elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Manager’s earlier death, resignation, expulsion or removal. Each Manager shall execute and deliver the Management Agreement. Managers need not be a Member. The Managers designated by the Member (as well as the Independent Manager) as of the date hereof are listed on Schedule D hereto.

(b)    Powers. Subject to Section 9(j), the Board of Managers shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Sections 7 and 9, the Board of Managers has the authority to bind the Company.

(c)    Meeting of the Board of Managers. The Board of Managers of the Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day’s notice to each Manager by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President, Secretary or Assistant Secretary in like manner and with like notice upon the written request of any one or more of the Managers.

(d)    Quorum: Acts of the Board. At all meetings of the Board, a majority of the Managers shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be, provided, however, that such consent shall be deemed unanimous and effective if all Managers other than the Independent Manager execute such consent unless the consent concerns one of the matters the Independent Manager must consent to pursuant to Section 9(j), in which case the Independent Manager must also consent for the consent to be considered unanimous.

(e)    Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

(f)    Committees of Managers.

(i)
The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Managers of the Company. The Board may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(ii)
In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(iii)
Any such committee, to the extent provided in the resolution of the Board, and subject to, in all cases, Sections 9(j) and 10, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

(g)    Compensation of Managers; Expenses. The Board shall have the authority to fix the compensation of Managers. The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

(h)    Removal of Managers. Subject to Section 10, any Manager or the entire Board of Managers may be removed or expelled, with or without cause, at any time by the Member, and, subject to Section 10, any vacancy caused by any such removal or expulsion may be filled by action of the Member.

(i)    Managers as Agents. To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Managers are agents of the Company for the purpose of the Company’s business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, the Independent Manager may not bind the Company and, except as provided in this Agreement or in a resolution of the Managers, a Manager (other than the Independent Manager), in its capacity as such, may not bind the Company.

(j)    Limitations on the Company’s Activities.

(i)	This Section 9(j) is being adopted in order to comply with certain provisions required in order to qualify the Company as a “special purpose” entity.

(ii)
The Member shall not, so long as any Obligation is outstanding, amend, alter, change or repeal the definition of “Independent Manager” or Sections 5(c), 7, 8, 9, 10, 16, 20, 21, 22, 23, 24, 25, 26 or 31 or Schedule A of this Agreement without the unanimous written consent of the Board (including the Independent Manager). Subject to this Section 9(j), the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 31.

(iii)
Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, the Board, any Officer or any other Person, so long as any Obligation is outstanding, neither the Member nor the Board nor any Officer nor any other Person shall be authorized or empowered on behalf of the Company to, nor shall they permit the Company to, and the Company shall not, without the prior unanimous written consent of the Member and the Board (including the Independent Manager), take any Material Action; provided, however, that, so long as any Obligation is outstanding, the Board may not vote on, or authorize the taking of, any Material Action, unless there is at least one Independent Manager then serving in such capacity.

(iv)	The Board and the Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence. The Board also shall cause the Company to:

(A)	maintain its own books, records, payroll, and bank accounts, separate from any other Person;

(B)	at all times hold itself out to the public and all other Persons as a legal entity separate from the Member and each member of the Parent Group;

(C)	have a Board of Managers comprised of at least three members, only one of which is on the Board of Directors of any Member;

(D)
file its own tax returns, if any, as may be required under applicable law, to the extent (I) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid by the Company under applicable law;

(E)
not commingle its assets with assets of any other Person, except that the Company and its Subsidiaries may maintain a centralized cash management system pursuant to which the funds and financial assets of the Company and its Subsidiaries are collected and aggregated to the extent (i) incident to the conduct of the business of the Company and its Subsidiaries in the ordinary course of business, as such business has been conducted prior to the date hereof and (ii) not in contravention of the covenants and agreements of the Company and the other obligors set forth in the Note Purchase Agreement and the other Financing Documents;

(F)	conduct its business in its own name and through its own officers and strictly comply with all organizational formalities to maintain its separate existence;

(G)	maintain financial statements which are separate from any other Person, except that the Company may also maintain consolidated financial statements with its consolidated Subsidiaries;

(H)	pay from its own assets its own liabilities (including, without limitation, all of its own operating expenses);

(I)	except as contemplated by the Basic Documents, maintain an arm’s length relationship with the Member and each member of the Parent Group;

(J)	maintain a sufficient number of employees to conduct its own business and pay the salaries of such employees from its own assets;

(K)
not hold out its credit or assets as being available to satisfy the obligations of any other Person, except as contemplated by the Basic Documents and except for the pledge of the Company’s ownership interest in the stock of Texas Westmoreland Coal Co. to NRG Texas Power LLC;

(L)
to the extent that the Company shares any office space with any other Person, allocate fairly and reasonably any overhead for shared office space, and pay from its own assets such allocated overhead; to the extent that any officer or employee of the Company is also an officer or employee of the Member or any member of the Parent Group and the Member or such other Person pays the salary and benefits of such officer or employee, allocate fairly and reasonably the cost of the salary and benefits of such officer or employee, and reimburse the Member or such other Person for the cost of such salary and benefits from the Company’s own assets; and perform its obligations under the Shared Services Arrangements;

(M)	use stationery, invoices and cheeks which are separate and distinct from any other Person;

(N)
except as not prohibited by the Basic Documents, and except for the pledge of the Company’s ownership interest in the stock of Texas Westmoreland Coal Co. to NRG Texas Power LLC, not pledge its assets or incur or guarantee any obligations for the benefit of any other Person, other than one or more of the Company’s subsidiaries;

(O)	correct any known misunderstanding regarding its separate identity;

(P)	maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;

(Q)
cause its Board of Managers at least annually to meet or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

(R)	not acquire any securities of the Member; and

(S)
cause the Managers, Officers, agents and other representatives of the Company to act in the best interests of the Company at all times with respect to the Company and in furtherance of the foregoing, and cause the Managers and Officers to be reminded that, under Section 11(g), they have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware.

Failure of the Company, or the Member or Board on behalf of the Company, to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Member or the Managers.

(v)	So long as any Obligation is outstanding, the Board shall not cause or permit the Company to:

(A)
except as not prohibited by the Basic Documents, and except for the pledge of the Company’s ownership interest in the stock of Texas Westmoreland Coal Co. to NRG Texas Power LLC, guarantee any obligation of any Person, including any Affiliate;

(B)	engage, directly or indirectly, in any business other than the actions required or permitted to be performed under Section 7, the Basic Documents or this Section 9(j);

(C)	incur, create or assume any indebtedness other than as not expressly prohibited by the Basic Documents;

(D)
make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except as contemplated by Section 7(a)(i) and except that the Company may invest in those investments not expressly prohibited by the Basic Documents and may make any loan or advance required or expressly permitted to be made pursuant to any provisions of the Basic Documents and permit the same to remain outstanding in accordance with such provisions; or

(E)	to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are not expressly prohibited by the Basic Documents.

Section 10.     Independent Manager.

As long as any Obligation is outstanding, the Member shall cause the Company at all times to have at least one Independent Manager who will be appointed by the Member. To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Independent Manager shall consider only the interests of the Company, including its respective creditors, and the Member in acting or otherwise voting on the matters referred to in Section 9(j)(iii). No resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Manager by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 5(c). In the event of a vacancy in the position of Independent Manager, the Member shall, as soon as practicable, appoint a successor Independent Manager. All right, power and authority of the Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in Sections 5(c), 9(d), 9(i)(ii), 9(j)(iii), 10 and 29 of this Agreement. Except as provided in the second sentence of this Section 10, in exercising his or her rights and performing his or her duties under this Agreement, any Independent Manager shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Manager shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

Section 11.     Officers.

(a)    Officers. The initial Officers of the Company were designated by the Managers pursuant to a Unanimous Written Consent of the Managers, dated as of December 4, 2000, and the Member and Board of Managers have from time to time thereafter, including in the 2001 LLC Agreement, designated Officers of the Company. The Member and Managers agree that the designation of such Officers is, as of the date hereof, repealed and that the Officers of the Company on the date hereof shall be those persons listed on Schedule E, as such Schedule may be amended from time to time by the Board to reflect changes or additions thereto. Additional or successor Officers of the Company shall be chosen by the Board and there shall always be at least a President, a Secretary and a Treasurer. In addition to the Vice Presidents, Assistant Secretaries and Assistant Treasurers specified on Schedule E, the Board of Managers may also choose one or more additional Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board. To the extent that any Officer or employee of the Company is also an officer or employee of the Member or any member of the Parent Group and the Member or such other Person pays the salary and benefits of such officer or employee, the Company and the Member or such other Person shall allocate the cost of the salary and benefits of such officer or employee fairly and reasonably between themselves, and the Company shall reimburse the Member or such other Person for the portion of the cost of such salary and benefits so allocated to the Company from the Company’s own assets. The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board or the written consent of all the Managers (other than the Independent Manager). Any vacancy occurring in any office of the Company shall be filled by the Board.

(b)    Chief Executive Officer; President.

(i)
The identity of the chief executive officer of the Company shall be determined in accordance with this Section 11(b)(i), and the term “chief executive officer,” when used in this Agreement without capitalization, shall mean the individual who is the Company’s chief executive officer, as so determined. The Company may have an Officer who has the title, “Chief Executive Officer” or “CEO,” and who is not the President. Any Officer with the title “Chief Executive Officer” or “CEO” shall be the chief executive officer of the Company, whether or not such Person also has the title “President.” If the Company does not have an Officer who has the title, “Chief Executive Officer” or “CEO,” then the President shall be the chief executive officer of the Company.

(ii)
The chief executive officer of the Company shall preside at all meetings of the Board, shall be responsible for the general management of the business of the Company and shall see that all orders and resolutions of the Managers are carried into effect. The Chief Executive Officer, the President or any other Officer authorized by the chief executive officer or the Managers shall execute all bonds, mortgages and other contracts, except: (A) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7(b); (B) where signing and execution thereof shall be expressly delegated by the Managers to some other Officer or agent of the Company; and (C) as otherwise permitted in Section 11(c).

(iii)
If the President is not the Company’s chief executive officer, then, in the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s inability to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If the President is not the Company’s chief executive officer, then the President shall perform such other duties and have such other powers as the Board, or in the absence of a delegation from the Managers, the Chief Executive Officer, may from time to time prescribe. The President has the power to bind the Company when acting in accordance with this Agreement or pursuant to authority delegated to the President by (x) the Managers or (y) if the President is not the Company’s chief executive officer, the Chief Executive Officer.

(c)    Vice President. The Vice Presidents, if any, shall perform such duties and have such other powers as the Board, or in the absence of a delegation from the Managers, the chief executive officer, may from time to time prescribe. Each person whose title includes the words “Vice President” shall be a Vice President for purposes of this Agreement. Each Vice President has the power to bind the Company when acting in accordance with this Agreement or pursuant to authority delegated to a Vice President by the Managers.

(d)    Secretary and Assistant Secretary. The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Managers and record all the proceedings of the meetings of the Company and of the Managers in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given any notices required by law, by this Agreement, or by resolution of the Managers, and shall perform such other duties as may be prescribed by the Managers or the chief executive officer, under whose supervision the Secretary shall serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Managers (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary’s inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Managers or, in the absence of a delegation from the Managers, the chief executive officer may from time to time prescribe.

(e)    Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Managers (or, in the absence of a designation by the Managers, the chief executive officer). The Treasurer shall disburse the funds of the Company as may be ordered by the Managers (or, in the absence of a designation by the Managers, the chief executive officer), taking proper vouchers for such disbursements, and shall render to the chief executive officer and to the Managers, at their regular meetings or when the Managers so require, an account of all of the Treasurer’s transactions and of the financial condition of the Company. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Managers (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer’s inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Managers or, in the absence of a delegation from the Managers, the Chief Executive Officer may from time to time prescribe.

(f)    Officers as Agents. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and, subject to Section 9(i), the actions of the Officers taken in accordance with such powers shall bind the Company.

(g)    Duties of Board and Officers. Except as provided in the second sentence of Section 10, each Manager and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

Section 12.     Limited Liability.

Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Member nor any Manager shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Manager of the Company.

Section 13.     Capital Contributions.

The Member has contributed to the Company 1,000 shares of the common stock of Dakota Westmoreland Corporation, a Delaware corporation, par value $0.01 per share, 1,000 shares of the common stock of Westmoreland Savage Corporation, a Delaware corporation (formerly known as WCCO-KRC Acquisition Corp.), par value $0.01 per share, and cash, and all such property has the agreed value listed on Schedule B attached hereto. In accordance with Section 5(c), the Special Member shall not be required to make any capital contributions to the Company.

Section 14.     Additional Contributions.

The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of such Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The provisions of this Agreement, including this Section 14, are intended to benefit the Member and the Special Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member and the Special Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 15.     Allocation of Profits and Losses.

The Company’s profits and losses shall be allocated to the Member.

Section 16.     Distributions.

Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or any Basic Document.

Section 17.     Books and Records.

The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company’s business. The books of the Company shall at all times be maintained by the Board. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The

Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company’s books of account shall be kept using the method of accounting determined by the Member. The Company’s independent auditor, if any, shall be an independent public accounting firm selected by the Member.

Section 18.     Reports.

(a)    Within 60 days after the end of each fiscal quarter, the Board shall cause to be prepared an unaudited report setting forth as of the end of such fiscal quarter:

(i)	unless such quarter is the last fiscal quarter, a balance sheet of the Company; and

(ii)	unless such quarter is the last fiscal quarter, an income statement of the Company for such fiscal quarter.

(b)    The Board shall cause the Company to provide the Member with such information, including financial information, on a quarterly or more frequent basis, as the Member may request in order to comply with its obligations under the Federal securities laws.

(c)    The Board shall, after the end of each fiscal year, cause the Company’s independent accountants, if any, to prepare and transmit to the Member as promptly as possible any such tax and other information, including financial information, as the Member may request to enable the Member to prepare its federal, state and local income tax returns relating to such fiscal year and to enable it to comply with its obligations under the Federal securities laws.

Section 19.     Other Business.

Notwithstanding any duty otherwise existing at law or in equity, the Member, the Special Member and any Affiliate of the Member or the Special Member may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

Section 20.     Exculpation and Indemnification.

(a)    The Special Member (for purposes of this section, the “Covered Person”) shall not be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct.

(b)    To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Member shall not have personal liability on account thereof; and provided further, that so long as any Obligation is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under this Section 20 shall be payable from amounts allocable to any other Person pursuant to the Basic Documents.

(c)    To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

(d)    A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

(e)    To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member and the Special Member to replace such other duties and liabilities of such Covered Person.

(f)    The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

Section 21.     Assignments.

Subject to Section 23, the Member may assign in whole or in part its limited liability company interest in the Company. If the Member transfers all or part of its limited liability company interest in the Company pursuant to this Section 21, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If the Member transfers all of its limited liability company interest in the Company, such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to the Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution. Unless and until admitted to the Company as a member, an assignee of a limited liability company interest in the. Company shall, have no voting rights of a Member.

Section 22.     Resignation.

So long as any Obligation is outstanding, the Member may not resign, except as permitted under all the Basic Documents. If the Member is permitted to resign pursuant to this Section 22, an additional member of the Company shall be admitted to the Company, subject to Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

Section 23.     Admission of Additional Members.

One or more additional Members of the Company may be admitted to the Company with the written consent of the Member.

Section 24.     Dissolution.

(a)Subject to Section 9(i), the Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the business of the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member of the Company in the Company.

(b)    Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or a Special Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

(c)    Notwithstanding any other provision of this Agreement, each of the Member and the Special Member waives any right it might have to agree in writing to dissolve the Company upon the Bankruptcy of the Member or a Special Member, or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.

(d)    In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

(e)    The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25.     Waiver of Partition; Nature of Interest.

Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each of the Member and the Special Member hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company, and the Member shall not have the status of a creditor with respect to any distribution pursuant to Section 16 hereof. The interest of the Member in the Company is personal property.

Section 26.    Benefits of Agreement; No Third-Party Rights.

None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (other than Covered Persons).

Section 27.     Severability of Provisions.

Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 28.     Entire Agreement.

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 29.     Binding Agreement.

Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement, including, without limitation, Sections 5(c), 7, 8, 9, 10, 20, 21, 22, 23, 24, 26, 29 and 31, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Manager, in accordance with its terms.

Section 30.   Governing Law.

This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 31.     Amendments.

Subject to Section 9(j), this Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by the Member.

Section 32.     Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 33.     Notices.

Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Second Amended and Restated Limited Liability Company Agreement as of the 26th day of June, 2008.

WESTMORELAND COAL COMPANY

By: /s/ Douglas P. Kathol
Name:    Douglas P. Kathol
Title:     Vice President-Development and Treasurer

INDEPENDENT MANAGER:

/s/ Kenneth J. Uva
Name:    Kenneth J. Uva

CONSENTED TO BY:

/s/ Morris W. Kegley
Name: Morris W. Kegley, Manager

/s/ D.L. Lobb
Name: D.L. Lobb, Manager

/s/ John V. O'Laughlin
Name: John V. O’Laughlin, Manager

/s/ Kevin A. Paprzycki
Name: Kevin A. Paprzycki, Manager

/s/ Kenneth J. Uva
Name: Kenneth J. Uva, Independent Manager

SCHEDULE A

Definitions

A.    Definitions
When used in this Agreement, the following terms not otherwise defined herein have the following meanings:
“Act” has the meaning set forth in the preamble to this Agreement.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.
“Agreement” means this Second Amended and Restated Limited Liability Company Agreement of the Company, together with the schedules attached hereto, as amended, restated or supplemented or otherwise modified from time to time.
“Bankruptcy” means, with respect to any Person, (A) if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (B) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.
“Basic Documents” means the amended and restated management agreement dated as of June 26, 2008, between the Company and the Member, the Note Purchase Agreement, the Notes (as such term is defined in the Note Purchase Agreement), the other Financing Documents, the Bank Financing Documents (as such term is defined in the Note Purchase Agreement), and all documents and certificates contemplated thereby or delivered in connection therewith.
“Board” or “Board of Managers” means the Board of Managers of the Company.
“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on December 4, 2000, as amended or amended and restated from time to time.

“Company” means Westmoreland Mining LLC, a Delaware limited liability company.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. “Controlling” and “Controlled” shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.
“Covered Persons” has the meaning set forth in Section 20(a).
“Financing Documents” has the meaning set forth in the Note Purchase Agreement.
“Independent Manager” means a natural person that is not at the time of initial appointment to the Board of Managers or at any time while serving on the Board of Managers or at any time within the preceding five (5) years, (a) a stockholder, director (with the exception of serving as an independent manager of the Company and as an independent director of any Obligor (as such term is defined in the Note Purchase Agreement)), officer, employee, member (with the exception of serving as the Special Member), partner, attorney or counsel of the Company or of any Obligor or of any member of the Parent Group or of any Affiliate of any of them (except that he or she may be or become an independent director or manager of any Single Purpose Entity (as such term is defined in the Note Purchase Agreement) formed in connection with any financing by any member of the Parent Group or any of their respective Affiliates); (b) a customer or supplier of the Company or any Obligor or any member of the Parent Group or any Affiliate of either of them; or (c) a member of the immediate family of any person described in clause (a) or (b).
“Management Agreement” means the agreement of the Managers in the form attached hereto as Schedule C. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.
“Managers” means the Persons elected to the Board of Managers from time to time by the Member, including the Independent Manager, in their capacity as managers of the Company. Each Manager is hereby designated as a “manager” of the Company within the meaning of Section 18-101(10) of the Act.
“Material Action” means to consolidate or merge the Company with or into any Person, or sell all or substantially all of the assets of the Company, or to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a voluntary bankruptcy petition or any other petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company’s inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

“Member” means Westmoreland Coal Company, as the initial member of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement, each in its capacity as a member of the Company; provided, however, the term “Member” shall not include the Special Member.
“Note Purchase Agreement” means the note purchase agreement dated as of June 26, 2008, between the Company, Westmoreland Energy Company, as guarantor, Dakota Westmoreland Corporation, as guarantor, Westmoreland Savage Corporation, as guarantor, and the institutional investors identified in Schedule A thereto, providing, among other things, for the issue and sale by the Company of the Company’s 8.02% Senior Guaranteed Secured Notes due 2018 in an original aggregate principal amount of $125,000,000.
“Obligations” shall mean the indebtedness, liabilities and obligations of the Company under or in connection with the Basic Documents or any related document in effect as of any date of determination.
“Obligors” has the meaning set forth in the Note Purchase Agreement.
“Officer” means an officer of the Company described in Section 11.
“Parent Group” means the Member and each entity in which the Member owns, directly or indirectly through one or more intermediaries, 5% or more of any class of the voting or other equity interests of such Person, including those entities now in existence and hereafter created, other than the Company and all of its Subsidiaries.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.
“Shared Services Arrangements” has the meaning set forth in the Note Purchase Agreement.
“Special Member” means, upon such person’s admission to the Company as a member of the Company pursuant to Section 5(c), a person acting as an Independent Manager, in such person’s capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.
“Subsidiary” has the meaning set forth in the Note Purchase Agreement.
B.    Rules of Construction
Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.” The terms “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.